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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2006
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                               NTN Buzztime, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                      001-11460                  31-1103425
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

                5966 La Place Court
                Carlsbad, California                              92008
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     (Address of Principal Executive Officers)                  (Zip Code)

Registrant's telephone number, including area code: (760) 438-7400
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))
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Section 2 - Financial Information
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2.02     Results of Operations and Financial Condition

         On May 9, 2006, NTN Buzztime, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2006. The press release is attached hereto as Exhibit 99.1. The information in this report and the attached exhibit is being furnished and shall not be deemed "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Section 9 - Financial Statements and Exhibits
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9.01     Financial Statements and Exhibits

Exhibit 99.1 Press release issued by NTN Communications, Inc. on May 9, 2006.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2006



                                  By: /s/ Andy Wrobel
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                                      Andy Wrobel
                                      Chief Financial Officer
                                      NTN Buzztime, Inc.